Exhibit 99.10


                       GE CAPITAL MORTGAGE SERVICES, INC.

                                MONTHLY STATEMENT

                                    MAY 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1......$       0.00000000         Class 4-A12....$      0.00000000
     Class 4-A2......$      23.47469404         Class 4-PO.....$      0.84296279
     Class 4-A3......$       0.00000000         Class 4-M......$      0.67909900
     Class 4-A4......$       9.31648747         Class 4-B1.....$      0.67909894
     Class 4-A5......$       0.00000000         Class 4-B2.....$      0.67909894
     Class 4-A6......$       8.86022115         Class 4-B3.....$      0.67909920
     Class 4-A7......$       0.00000000         Class 4-B4.....$      0.67910646
     Class 4-A8......$      18.95772388         Class 4-B5.....$      0.67909850
     Class 4-A9......$       0.00000000         Class 4-R......$   1000.00000000
     Class 4-A10.....$       0.00000000
     Class 4-A11.....$       0.00000000


     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date);

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     Class 4-A1......$       0.00000000         Class 4-A12....$      0.00000000
     Class 4-A2......$      21.01302984         Class 4-M......$      0.00000000
     Class 4-A3......$       0.00000000         Class 4-PO.....$      0.75456584
     Class 4-A4......$       8.33951782         Class 4-B1.....$      0.00000000
     Class 4-A5......$       0.00000000         Class 4-B2.....$      0.00000000
     Class 4-A6......$       7.93109768         Class 4-B3.....$      0.00000000
     Class 4-A7......$       0.00000000         Class 4-B4.....$      0.00000000
     Class 4-A8......$      16.96972991         Class 4-B5.....$      0.00000000
     Class 4-A9......$       0.00000000         Class 4-R......$    895.13540861
     Class 4-A10.....$       0.00000000
     Class 4-A11.....$       0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1......        6.25000000         Class 4-A12....       6.25000000
     Class 4-A2......        6.25000000         Class 4-M......       6.25000000
     Class 4-A3......        6.25000000         Class 4-PO.....       0.00000000
     Class 4-A4......        6.25000000         Class 4-B1.....       6.24999715
     Class 4-A5......        6.25000000         Class 4-B2.....       6.24999715
     Class 4-A6......        6.25000000         Class 4-B3.....       6.24999430
     Class 4-A7......        0.00000000         Class 4-B4.....       6.24998099
     Class 4-A8......        6.25000000         Class 4-B5.....       6.24998141
     Class 4-A9......        6.25000000         Class 4-R......       6.30000000
     Class 4-A10.....        6.25000000         Class 4-S......       0.24424879
     Class 4-A11.....        6.25000000

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution....$           14,465.28
                                                           ---------------------

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date......$      348,515,830.80
                                                           ---------------------

          The aggregate number of Mortgage Loans included in the Scheduled
          Principal Balance set forth above................                1,240
                                                                           -----

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

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                                 Class Certificate              Single
                                 Principal Balance         Certificate Balance
                                 -----------------         -------------------

          Class 4-A1...........$     21,540,000.00                 1,000.00
          Class 4-A2...........$     34,933,239.77                   976.53
          Class 4-A3...........$     22,546,000.00                 1,000.00
          Class 4-A4...........$     29,301,446.25                   990.68
          Class 4-A5...........$     45,556,000.00                 1,000.00
          Class 4-A6...........$      6,991,500.00                   991.14
          Class 4-A7...........$     10,062,500.00                 1,006.25
          Class 4-A8...........$     54,807,888.84                   981.04
          Class 4-A9...........$     19,614,000.00                 1,000.00
          Class 4-A10..........$     34,511,000.00                 1,000.00
          Class 4-A11..........$     20,612,000.00                 1,000.00
          Class 4-A12..........$     32,552,000.00                 1,000.00
          Class 4-PO...........$        593,250.49                   999.16
          Class 4-M............$      4,381,022.83                   999.32
          Class 4-B1...........$      3,504,618.40                   999.32
          Class 4-B2...........$      3,504,618.40                   999.32
          Class 4-B3...........$      1,752,808.86                   999.32
          Class 4-B4...........$        525,642.79                   999.32
          Class 4-B5...........$      1,226,294.17                   999.32
          Class 4-R............$              0.00                     0.00
          Class 4-S............$    319,000,909.88                   993.27

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value.................................    $                    0
          unpaid principal balance...................    $                    0
          number of related mortgage loans...........                         0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
             *Number                 4       *Principal Balance $     870,336.80
               (2)  60-89 days
              Number                 0        Principal Balance $           0.00
               (3)  90 days or more
              Number                 0        Principal Balance $           0.00

          (b)  in foreclosure
              Number                 0        Principal Balance $           0.00

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     ix)  The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to  Section  2.03(b),  and of any  Modified  Mortgage  Loan  purchased
          pursuant to Section 3.01(c):..........................$           0.00
                                                                ----------------

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

           Class 4-S:.................................  0.293100%
                                                        --------

           1.  Senior Percentage for such Distribution Date:.....   95.74269700%

           2.  Group I Senior Percentage for such Distribution
               Date:.............................................   79.13835500%

           3.  Group II Senior Percentage for such Distribution
               Date:.............................................   16.60434200%

           4.  Senior Prepayment Percentage for such Distribution
               Date:.............................................  100.00000000%

           5.  Group I Senior Prepayment Percentage for such
               Distribution Date:................................  100.00000000%

           6.  Group II Senior Prepayment Percentage for such
               Distribution Date:................................    0.00000000%

           7.  Junior Percentage for such Distribution Date:.....    4.25730300%

           8.  Junior Prepayment Percentage for such Distribution
               Date: ............................................    0.00000000%